SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): AUGUST 5, 1998


                             MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    MASSACHUSETTS                   1-6833           04-6268740
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                ONE WINTHROP SQUARE, BOSTON, MASSACHUSETTS 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000

Item 5.  OTHER EVENTS.

                  On August 12, 1998, MGI Properties (NYSE: MGI) (the "Trust") announced that its Board of Trustees unanimously approved a plan of complete liquidation and termination of the Trust (the "Plan") and directed that the Plan be submitted to the Trust's shareholders for approval. The Trust intends to submit the Plan to its shareholders for approval in October 1998. There can be no assurance with respect to the results that may or may not be achieved in the implementation of the Plan or the net realizable value upon liquidation of the Trust's properties.

                  The Trust also announced that it has retained Fallon Hines & O'Connor, a Trammell Crow Company, as the Trust's exclusive sales agent with respect to property sales pursuant to the Plan and Ernst & Young LLP as the Trust's strategic and financial advisor.

                  On June 18, 1998, the Trust publicly announced that its Board of Trustees had decided to undertake a review of strategic alternatives available to the Trust to maximize shareholder value, including a possible liquidation of the Trust's properties.

                  For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

                  On August 5, 1998, the Administrative-Audit Committee of the Trust's Board of Trustees approved and adopted the Long-Term Performance Plan, a copy of which is incorporated herein by reference and is attached hereto as
Exhibit 10.1.

                  This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are dependent on a number of factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such factors include, among other things, the risks of future action or inaction by the Board of Trustees and/or shareholders (and the actual results thereof) with respect to the Plan (including the possibility of litigation pertaining thereto), the net realizable value of the properties upon liquidation thereof, current market conditions remaining the same or improving, maintaining the current occupancy and rent levels at the properties, as well as those risk factors set forth under "Forward-Looking Statements," in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Trust's Form 10-K for the year ended November 30, 1997 and in its most recent report on Form 10-Q and Current Report on Form 8-K, dated June 18, 1998.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (C) EXHIBITS


         EXHIBIT NO.                                          EXHIBIT

           10.1 Long-Term Performance Plan of MGI Properties dated August 5, 1998.

           99.1                     News Release of MGI Properties  dated August
                                    12, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MGI PROPERTIES
                                                     (Registrant)



Dated: August 12, 1998               By: /s/ Phillip C. Vitali
                                         ---------------------------------------
                                        Name:  Phillip C. Vitali
                                        Title: Executive Vice President and
                                               Treasurer
                                               (Chief Financial Officer)

                                  EXHIBIT INDEX

10.1              Long-Term Performance Plan of MGI  Properties  dated August 5,
                  1998.

99.1              News Release of MGI Properties dated August 12, 1998.